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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2014

Ventas, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10989 (Commission File Number)	61-1055020 (IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois (Address of Principal Executive Offices)	60654 (Zip Code)

Registrant's Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On September 15, 2014, Ventas, Inc. (the "Company"), American Realty Capital Healthcare Trust, Inc. ("HCT"), Stripe Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company ("Merger Sub"), Stripe OP, LP, a Delaware limited partnership of which Merger Sub is the sole general partner ("OP Merger Sub"), and American Realty Capital Healthcare Trust Operating Partnership L.P., a Delaware limited partnership (the "OP"), of which HCT is the sole general partner, entered into the First Amendment (the "Amendment") to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 1, 2014, by and among the Company, HCT, Merger Sub, OP Merger Sub and the OP. The Amendment provides that, subject to the satisfaction of the closing conditions set forth in the Merger Agreement, the Company, Merger Sub and OP Merger Sub are not required to consummate the transactions contemplated under the Merger Agreement until the earlier of the date that is five business days after the receipt of certain third party consents and the Outside Date (as defined in the Merger Agreement). The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Additional Information about the Proposed Transaction and Where to Find It

        In connection with the proposed transaction, the Company expects to prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4, which will contain a proxy statement of HCT and a prospectus of the Company, and each party will file other documents with respect to the Company's proposed acquisition of HCT. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

        Investors may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by the Company and HCT with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company's website at http://www.ventasreit.com/, and copies of the documents filed by HCT with the SEC are available free of charge on HCT's website at http://www.archealthcaretrust.com/.

Participants in Solicitation Relating to the Merger

        The Company and HCT and their respective directors and executive officers are participants in the solicitation of proxies from HCT's stockholders in respect of the proposed transaction. Information regarding the Company's directors and executive officers can be found in the Company's definitive proxy statement for the Company's 2014 annual meeting of stockholders, filed with the SEC on April 4, 2014. Information regarding HCT's directors and executive officers can be found in HCT's definitive proxy statement for HCT's 2014 annual meeting of stockholders, filed with the SEC on April 28, 2014. Additional information regarding the interests of such potential participants will be included in the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction when they become available. These documents are available free of charge on the SEC's website and from the Company or HCT's, as applicable, using the sources indicated above.

Item 9.01.    Financial Statements and Exhibits.

  (d)
  Exhibits.

Exhibit Number	Description
2.1	First Amendment to Agreement and Plan of Merger, dated as of September 15, 2014 by and among Ventas, Inc., Stripe Sub, LLC, Stripe OP, LP, American Realty Capital Healthcare Trust, Inc. and American Realty Capital Healthcare Trust Operating Partnership, L.P.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.
Date: September 16, 2014	By:	/s/ KRISTEN M. BENSON
	Name:	Kristen M. Benson
	Title:	Senior Vice President, Associate General Counsel and Corporate Secretary

 EXHIBIT INDEX

Exhibit Number	Description
2.1	First Amendment to Agreement and Plan of Merger, dated as of September 15, 2014 by and among Ventas, Inc., Stripe Sub, LLC, Stripe OP, LP, American Realty Capital Healthcare Trust, Inc. and American Realty Capital Healthcare Trust Operating Partnership, L.P.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Additional Information about the Proposed Transaction and Where to Find It
  Participants in Solicitation Relating to the Merger
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX